Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 30 to Registration Statement No. 033-42681 on Form N-1A of our report dated February 22, 2013, relating to the financial statements and financial highlights of BlackRock World Income Fund, Inc., appearing in the Annual Report on Form N-CSR of the Fund for the year ended December 31, 2012, and to the references to us under the headings “Financial Highlights” and “Fund and Service Providers” in the Prospectus and “Additional Information” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 30, 2013

Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 30 to Registration Statement No. 033-42681 on Form N-1A of our report dated February 25, 2013, relating to the financial statements and financial highlights of BlackRock Emerging Market Local Debt Portfolio (formerly BlackRock Emerging Market Debt Portfolio) and BlackRock International Bond Portfolio, each a series of BlackRock Funds II, appearing in the Annual Report on Form N-CSR of BlackRock Funds II, for the year ended December 31, 2012, and to the references to us under the headings “Financial Highlights” and “Funds and Service Providers” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

April 29, 2013